Exhibit 10.7(a)

June 1, 2011

Eckhardt Trading Company

1314 North Dearborn Parkway

The Carriage House

Chicago, Illinois 60610

Attention: Ms. Audrey L. Gale

Re: Management Agreement Renewal

Dear Ms. Gale:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2012 and all other provisions of the Management Agreement will remain unchanged.

•	CMF Eckhardt Master Fund L.P.

•	Diversified 2000 Futures Fund L.P.

•	Diversified Multi-Advisor Futures Fund L.P.

•	Diversified Multi-Advisor Futures Fund L.P. II

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1302.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer and Director

ECKHARDT TRADING COMPANY

By:	/s/ John D. Fornengo
Print Name: John D. Fornengo

JM/sr